UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2020

FTE NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38322	81-0438093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

237 West 35th Street, Suite 806 New York, NY	10001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 877-878-8136

(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	FTNW	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01 Other Events

FTE Networks, Inc. (the “Company”) will be relying on the Securities and Exchange Commission’s Order dated March 4, 2020 (Release No. 34-88318) (the “Order”) to delay the filing of its Annual Report on Form 10-K for the year ended December 31, 2019 (the “2019 Report”) until May 14, 2020 due to circumstances related to the 2019 coronavirus disease (“COVID-19”). A significant portion of the Company’s business communications among the legal, accounting and auditing functions have been limited to virtual communication regarding its preparation of its financial statements. As a result of these travel and work restrictions stemming from the COVID-19 pandemic, the Company is unable to complete its remaining accounting and internal review processes and provide its auditors with timely access to its original books and records to complete their audit procedures in a timely manner and is therefore unable to file a timely and accurate 2019 Report by the prescribed date without undue hardship and expense to the Company.

As previously disclosed, the Company is in the process of preparing its annual report on Form 10-K for the fiscal year ended December 31, 2018 and restating its financial statements for 2016 and 2017. Prior to the outbreak of the COVID-19 pandemic, the Company was already managing potential delays in its ability to timely file its annual report for the fiscal year ended December 31, 2019, given the significant recent turnover of its employees, executive officers and board; recent changes to its business; changes to its independent registered public accounting firm; the pending investigations relating to whether prior management had proper authorization to issue convertible notes and related shares issuable upon conversion of said convertible notes, and certain other debt instruments and equity transactions; issues related to the accounting for and disclosure of certain expenses incurred by prior management; and the appropriateness and disclosure of certain related party transactions and the pending restatement of the Company’s previously issued financial statements.

The following risk factor supplements the risk factor disclosure contained in the Company’s prior periodic reports filed with the Securities and Exchange Commission.

The current pandemic of the novel coronavirus, or COVID-19, and the future outbreak of other highly infectious or contagious diseases, could materially and adversely impact or disrupt our financial condition, results of operations, cash flows and performance.

Since being reported in December 2019, COVID-19 has spread globally, including to every state in the United States. On March 11, 2020, the World Health Organization declared COVID-19 a pandemic, and on March 13, 2020, the United States declared a national emergency with respect to COVID-19.

The COVID-19 pandemic has had, and another pandemic in the future could have, repercussions across regional and global economies and financial markets. The outbreak of COVID-19 in many countries has significantly adversely impacted global economic activity and has contributed to significant volatility and negative pressure in financial markets. The global impact of the outbreak has been rapidly evolving and, as cases of COVID-19 have continued to be identified in additional countries, many countries, including the United States, have reacted by instituting quarantines, mandating business and school closures and restricting travel.

Certain states and cities, including where we own rental homes, have also reacted by instituting quarantines, restrictions on travel, “shelter in place” rules, restrictions on types of business that may continue to operate. The Company expects that additional states and cities will implement similar restrictions. As a result, the COVID-19 pandemic is negatively impacting almost every industry directly or indirectly. We expect that a significant number of our tenants will suffer economic dislocation, such as through job furloughs or job loss, which will adversely impact their ability to pay rent to the Company. Some of our tenants have already requested rent deferral or rent abatement during this pandemic. Many experts predict that the outbreak will trigger, or even has already triggered, a period of global economic slowdown or a global recession, which would further adversely impact the ability of our tenants to pay rent to the Company. The COVID-19 pandemic, or a future pandemic, could have material and adverse effects on our ability to successfully operate and on our financial condition, results of operations and cash flows due to, among other factors:

● a complete or partial closure of, or other operational issues at, our rental and associated property management business from government or tenant action;

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● the reduced economic activity severely impacts our tenants’ livelihoods, financial condition and liquidity and may cause them to be unable to meet their obligations to us in full, or at all, or to otherwise seek modifications of such obligations;

● difficulty accessing debt and equity capital on attractive terms, or at all, and a severe disruption and instability in the global financial markets or deteriorations in credit and financing conditions may affect our access to capital necessary to fund business operations or address existing and anticipated liabilities on a timely basis;

● a general decline in business activity and demand for real estate transactions could adversely affect our ability or desire to grow our portfolio of properties;

● a deterioration in our ability to operate in affected areas or delays in the supply of products or services to us from vendors that are needed for our efficient operations could adversely affect our operations; and

● the potential negative impact on the health of our personnel, particularly if a significant number of them are impacted, could result in a deterioration in our ability to ensure business continuity during a disruption.

The extent to which the COVID-19 pandemic impacts our operations and those of our tenants will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures, among others. The inability of our tenants rent to us, and early terminations by our tenants of their leases, could reduce our cash flows, which could have a material adverse impact on our performance, financial condition, results of operations, cash flows and performance. The rapid development and fluidity of this situation precludes any prediction as to the full adverse impact of the COVID-19 pandemic. Nevertheless, the COVID-19 pandemic presents material uncertainty and risk with respect to our performance, financial condition, results of operations, cash flows and performance.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FTE NETWORKS, INC.
(Registrant)

Date: March 30, 2020		/s/ Michael P. Beys
	Name:	Michael P. Beys
	Title:	Interim Chief Executive Officer

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